Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

CORPUS CHRISTI DIVISION

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL	PETITION DATE:	10/1/2009
CASE NUMBER:	09-20644

MONTHLY OPERATING REPORT SUMMARY FOR MONTH	YEAR

MONTH	October	November	December
REVENUES (MOR-6)	4,820,781.00	0.00	0.00	0.00	0.00	0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	1,488,616.00	0.00	0.00	0.00	0.00	0.00
NET INCOME (LOSS) (MOR-6)	-1,529,443.00	0.00	0.00	0.00	0.00	0.00
PAYMENTS TO INSIDERS (MOR-9)	76,615.09	0.00	0.00	0.00	0.00	0.00
PAYMENTS TO PROFESSIONALS (MOR-9)	152,975.00	0.00	0.00	0.00	0.00	0.00
TOTAL DISBURSEMENTS (MOR-7)	5,997,825.00	0.00	0.00	0.00	0.00	0.00

***The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached***

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED		EXP.
AS OF SIGNATURE DATE		DATE
CASUALTY	YES ☒ NO ☐	- -
LIABILITY	YES ☒ NO ☐	- -
VEHICLE	YES ☒ NO ☐	- -
WORKER’S	YES ☒ NO ☐	- -
OTHER	YES ☒ NO ☐	- -

(See Insurance Exhibit for complete list of Policies and Dates)

ATTORNEY NAME:	Sarah Link Schultz
FIRM NAME:	Akin Gump Strauss Hauer & Feld LLP
ADDRESS:	1700 Pacific Avenue, Suite 4100
CITY, STATE, ZIP:	Dallas, Texas 75201
TELEPHONE/FAX:	(214) 969-4367 / (214) 969-4343

CIRCLE ONE

Are all accounts receivable being collected within terms?	Yes	No

Are all post-petition liabilities, including taxes, being paid within terms?	Yes	No

Have any pre-petition liabilities been paid?	Yes	No
If so, describe Payments have occurred in accordance to the approval of various motions.

Are all funds received being deposited into DIP bank accounts?	Yes	No

Were any assets disposed of outside the normal course of business?	Yes	No
If so, describe

Are all U.S. Trustee Quarterly Fee Payments current?	Yes	No

What is the status of your Plan of Reorganization? Filed on October 1, 2009

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X	/s/ Gary L. Pittman	TITLE:	Executive Vice President & CFO
(ORIGINAL SIGNATURE)

Gary L. Pittman			19-Nov-09
(PRINT NAME OF SIGNATORY)			DATE

Revised 07/01/98

MOR-1

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
CASE NUMBER:	09-20644

COMPARATIVE BALANCE SHEETS

		MONTH	MONTH
ASSETS	FILING DATE*	October	November	MONTH	MONTH	MONTH	MONTH
CURRENT ASSETS
Cash	13,448,518.00	18,135,197.00
Accounts Receivable, Net	9,599,494.00	9,623,248.00
Inventory: Lower of Cost or Market	1,336,567.00	1,336,567.00
Prepaid Expenses	1,454,075.00	930,861.00
Investments	0.00	0.00
Other - Derivative Financials Instrument	5,651,165.00	3,772,015.00
TOTAL CURRENT ASSETS	31,489,819.00	33,797,888.00	0.00	0.00	0.00	0.00	0.00
PROPERTY, PLANT & EQUIP. @ COST	1,157,037,684.00	1,157,849,825.00
Less Accumulated Depreciation	941,570,617.00	943,576,340.00
NET BOOK VALUE OF PP & E	215,467,067.00	214,273,485.00	0.00	0.00	0.00	0.00	0.00
OTHER ASSETS
1. Tax Deposits	29,989.00	29,989.00
2. Investments in Subsidiaries	0.00	0.00
3. Advance Royalt Deposit - NM	333,017.00	333,017.00
4. Texas Railroad Commission	250,000.00	250,000.00
TOTAL ASSETS	$247,569,892.00	$248,684,379.00	$0.00	$0.00	$0.00	$0.00	$0.00

* Per Schedules and Statement of Affairs

MOR-2	Revised 07/01/98

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
CASE NUMBER:	09-20644

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER’S		MONTH	MONTH
EQUITY	FILING DATE*	October	November	MONTH	MONTH	MONTH	MONTH
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		3,951,856.00
PRE-PETITION LIABILITIES
Notes Payable - Secured	227,570,445.00	227,570,445.00
Priority Debt	0.00	0.00
Federal Income Tax	0.00	0.00
FICA/Withholding	0.00	0.00
Unsecured Debt	387,622.00	767,567.00
Other	16,280,584.00	14,515,400.00
TOTAL PRE-PETITION LIABILITIES	244,238,651.00	242,853,412.00	0.00	0.00	0.00	0.00	0.00
TOTAL LIABILITIES	244,238,651.00	246,805,268.00	0.00	0.00	0.00	0.00	0.00
OWNER’S EQUITY (DEFICIT)
PREFERRED STOCK	28,750.00	28,750.00
COMMON STOCK	289,056.00	289,056.00
ADDITIONAL PAID-IN CAPITAL	424,507,573.00	424,584,886.00
RETAINED DEFICIT: Filing Date	-421,494,138.00	-421,494,138.00
RETAINED DEFICIT: Post Filing Date	0.00	-1,529,443.00
TOTAL OWNER’S EQUITY (NET WORTH)	3,331,241.00	1,879,111.00	0.00	0.00	0.00	0.00	0.00
TOTAL LIABILITIES & OWNERS EQUITY	$247,569,892.00	$248,684,379.00	$0.00	$0.00	$0.00	$0.00	$0.00

* Per Schedules and Statement of Affairs

MOR-3	Revised 07/01/98

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
CASE NUMBER:	09-20644

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH	MONTH
	October	November	MONTH	MONTH	MONTH	MONTH
TRADE ACCOUNTS PAYABLE	157,250.00
TAX PAYABLE
Federal Payroll Taxes	0.00
State Payroll Taxes	0.00
Ad Valorem Taxes	142,760.00
Other Taxes	65.00
TOTAL TAXES PAYABLE	142,825.00	0.00	0.00	0.00	0.00	0.00
SECURED DEBT POST-PETITION	0.00
ACCRUED INTEREST PAYABLE	1,108,527.00
ACCRUED PROFESSIONAL FEES*	986,225.00
OTHER ACCRUED LIABILITIES
1. Suspense (Royalty) Payable	943,563.00
2. Accruals related to Properties (CAPX / LOE)	494,966.00
3. Other	118,500.00
TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,951,856.00	$0.00	$0.00	$0.00	$0.00	$0.00

*Payment requires Court Approval

MOR-4	Revised 07/01/98

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
CASE NUMBER:	09-20644

AGING OF POST-PETITION LIABILITIES

MONTH OF OCTOBER 2009

		TRADE	FEDERAL	STATE	AD VALOREM,
DAYS	TOTAL	ACCOUNTS	TAXES	TAXES	OTHER TAXES	OTHER
0-30	3,948,367.00	153,761.00	0.00	0.00	142,760.00	3,651,846.00
31-60	144.00	144.00	0.00	0.00	0.00	0.00
61-90	125.00	125.00	0.00	0.00	0.00	0.00
91+	3,220.00	3,220.00	0.00	0.00	0.00	0.00
TOTAL	$3,951,856.00	$157,250.00	$0.00	$0.00	$142,760.00	$3,651,846.00

AGING OF ACCOUNTS RECEIVABLE

	Trade	Trade	Trade	JIB	JIB	JIB
	Receivables	Receivable	Receivable	Receivable	Receivable	Receivable
MONTH	Revenue	Litigation	NM Tax Refund	Partners	Sect 125	Other
0-30 DAYS	3,484,458.00	0.00	0.00	559,019.00	12,490.00	12,076.00
31-60 DAYS	1,907,826.00	0.00	0.00	180,416.00	0.00	0.00
61-90 DAYS	292,384.00	22,101.00	0.00	51,560.00	0.00	0.00
91+ DAYS	1,259,239.00	101,257.00	1,908,549.00	145,583.00	0.00	0.00
TOTAL	$6,943,907.00	$123,358.00	$1,908,549.00	$936,578.00	$12,490.00	$12,076.00

MOR-5	Allowance = $167,544			Allowance = $175,716		Revised 07/01/98

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
CASE NUMBER:	09-20644

STATEMENT OF INCOME (LOSS)

	Per	MONTH	MONTH				FILING TO
	Projection	October	November	MONTH	MONTH	MONTH	DATE
REVENUES (MOR-1)	4,944,000.00	4,820,781.00					9,764,781.00
TOTAL COST OF REVENUES	0.00	0.00					0.00
GROSS PROFIT	4,944,000.00	4,820,781.00	0.00	0.00	0.00	0.00	9,764,781.00
OPERATING EXPENSES:
Selling & Marketing	1,666,000.00	1,418,156.00					3,084,156.00
General & Administrative	945,600.00	677,713.00					1,623,313.00
Insiders Compensation		0.00					0.00
Professional Fees	1,355,000.00	1,158,983.00					2,513,983.00
Other - Restricted Stock Unit Amortization	92,400.00	77,313.00					169,713.00
Other							0.00
TOTAL OPERATING EXPENSES	4,059,000.00	3,332,165.00	0.00	0.00	0.00	0.00	7,391,165.00
INCOME BEFORE INT, DEPR/TAX (MOR-1)	885,000.00	1,488,616.00	0.00	0.00	0.00	0.00	2,373,616.00
INTEREST EXPENSE	80,000.00	1,012,755.00					1,092,755.00
DEPRECIATION	2,676,000.00	2,005,722.00					4,681,722.00
OTHER (INCOME) EXPENSE*	0.00	-418.00					-418.00
OTHER ITEMS**	0.00	0.00					0.00
TOTAL INT, DEPR & OTHER ITEMS	2,756,000.00	3,018,059.00	0.00	0.00	0.00	0.00	5,774,059.00
NET INCOME BEFORE TAXES	-1,871,000.00	-1,529,443.00	0.00	0.00	0.00	0.00	-3,400,443.00
FEDERAL INCOME TAXES							0.00
NET INCOME (LOSS) (MOR-1)	$(1,871,000.00)	$(1,529,443.00)	$0.00	$0.00	$0.00	$0.00	$(3,400,443.00)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*   Footnote Mandatory.

* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.

MOR-6	Revised 07/01/98

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
CASE NUMBER:	09-20644

CASH RECEIPTS AND	Per	MONTH	MONTH				FILING TO
DISBURSEMENTS	Projection	October	November	MONTH	MONTH	MONTH	DATE
1. CASH-BEGINNING OF MONTH	$12,574,000.00	$13,448,518.00					$12,574,000.00
RECEIPTS:
2. CASH SALES - O&G Sales Revenue	4,156,000.00	7,515,844.00					11,671,844.00
3. COLLECTION OF ACCOUNTS RECEIVABLE (JIB)	0.00	456,545.00					456,545.00
4. LOANS & ADVANCES (attach list)	0.00	0.00					0.00
5. SALE OF ASSETS	0.00	0.00					0.00
6. OTHER (attach list)	2,089,000.00	2,712,115.00					4,801,115.00
TOTAL RECEIPTS**	6,245,000.00	10,684,504.00	0.00	0.00	0.00	0.00	16,929,504.00
(Withdrawal) Contribution by Individual Debtor MFR-2*							0.00
DISBURSEMENTS:
7. NET PAYROLL	593,000.00	389,500.00					982,500.00
8. PAYROLL TAXES PAID	24,000.00	0.00					24,000.00
9. SALES, USE & OTHER TAXES PAID	375,000.00	245,724.00					620,724.00
10. SECURED/RENTAL/LEASES	106,000.00	6,079.00					112,079.00
11. UTILITIES & TELEPHONE	7,000.00	4,740.00					11,740.00
12. INSURANCE	145,000.00	96,197.00					241,197.00
13. INVENTORY PURCHASES	0.00	0.00					0.00
14. VEHICLE EXPENSES	0.00	0.00					0.00
15. TRAVEL & ENTERTAINMENT	5,000.00	0.00					5,000.00
16. REPAIRS, MAINTENANCE & SUPPLIES	0.00	0.00					0.00
17. ADMINISTRATIVE & SELLING	108,000.00	232,115.00					340,115.00
18. OTHER (attach list)	1,779,000.00	4,864,240.00					6,643,240.00
TOTAL DISBURSEMENTS FROM OPERATIONS	3,142,000.00	5,838,595.00	0.00	0.00	0.00	0.00	8,980,595.00
19. PROFESSIONAL FEES	67,000.00	152,975.00					219,975.00
20. U.S. TRUSTEE FEES	0.00	0.00					0.00
21. OTHER REORGANIZATION EXPENSES (attach list)	0.00	6,255.00					6,255.00
TOTAL DISBURSEMENTS**	3,209,000.00	5,997,825.00	0.00	0.00	0.00	0.00	9,206,825.00
22. NET CASH FLOW	3,036,000.00	4,686,679.00	0.00	0.00	0.00	0.00	7,722,679.00
23. CASH - END OF MONTH (MOR-2)	$15,610,000.00	$18,135,197.00	$0.00	$0.00	$0.00	$0.00	$20,296,679.00

* Applies to Individual debtors only
**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7	Revised 07/01/98

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
CASE NUMBER:	09-20644

CASH ACCOUNT RECONCILIATION

MONTH OF OCTOBER 2009

BANK NAME	COMPASS	COMPASS	COMPASS	COMPASS	COMPASS	UBOC	UBOC	UBOC	UBOC	UBOC	UBOC
ACCOUNT NUMBER	#70761904	#71187659	#78858087	#78858079	#78858060	#218006-3008	#218006-2907	#218006-2893	#218006-2931	#218006-2923	#218006-3962
ACCOUNT TYPE	OPERATING	PAYROLL	G&A ZBA	Revenue ZBA	Payables ZBA	G&A PAYABLES	OPERATING PAYABLES	REVENUE PAYABLES	PAYROLL	MAIN OPERATING	ADEQUATE ASSURANCE	TOTAL
BANK BALANCE	889,240.57	0.00	0.00	70,166.89	0.00	0.00	0.00	0.00	0.00	18,378,158.48	18,000.00	$19,355,565.94
DEPOSITS IN TRANSIT												$0.00
OUTSTANDING CHECKS						80,945.35	419,801.42	719,621.81				$1,220,368.58
ADJUSTED BANK BALANCE	$889,240.57	$0.00	$0.00	$70,166.89	$0.00	$(80,945.35)	$(419,801.42)	$(719,621.81)	$0.00	$18,378,158.48	$18,000.00	$18,135,197.36
BEGINNING CASH - PER BOOKS	14,468,379.95	0.00	-4,100.26	-791,931.97	-223,830.08	0.00	0.00	0.00	0.00	0.00	0.00	$13,448,517.64
RECEIPTS*	10,646,674.51	5,017.00								32,813.22		$10,684,504.73
TRANSFERS BETWEEN ACCOUNTS	-24,064,873.75	67,021.15	453.49	861,964.67	65,670.04	90,360.01	839,877.20	2,989,254.20	2,261.88	19,130,011.11	18,000.00	$(0.00)
(WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2												$0.00
CHECKS/OTHER DISBURSEMENTS*	160,940.14	72,038.15	-3,646.77	-134.19	-158,160.04	171,305.36	1,259,678.62	3,708,876.01	2,261.88	784,665.85	0.00	$5,997,825.01
ENDING CASH - PER BOOKS	$889,240.57	$0.00	$0.00	$70,166.89	$0.00	$(80,945.35)	$(419,801.42)	$(719,621.81)	$0.00	$18,378,158.48	$18,000.00	$18,135,197.36

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

MOR-8	Revised 07/01/98

CASE NAME:          EDGE PETROLEUM CORPORATION, ET AL

CASE NUMBER:    09-20644

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).

	MONTH	MONTH
INSIDERS: NAME/COMP TYPE	October	November	MONTH	MONTH	MONTH	MONTH
1. JOHN W ELIAS - Expense Reimb	242.56
2. GARY L PITTMAN - Expense Reimb	1,373.53
3. JOHN W ELIAS - Salary	33,333.00
4. GARY L PITTMAN - Salary	20,833.00
5. JOHN O. TUGWELL - Salary	20,833.00
6.
TOTAL INSIDERS (MOR-1)	$76,615.09	$0.00	$0.00	$0.00	$0.00	$0.00

	MONTH
PROFESSIONALS	October	MONTH	MONTH	MONTH	MONTH	MONTH
1. AKIN GUMP STRAUSS HAUER & FELD LLP	110,000.00
2. OPPORTUNE, LLP	42,975.00
3.
4.
5.
6.
TOTAL PROFESSIONALS (MOR-1)	$152,975.00	$0.00	$0.00	$0.00	$0.00	$0.00

MOR-9	Revised 07/01/98

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

CORPUS CHRISTI DIVISION

Exhibit A - CONSOLIDATING DISBURSEMENTS OF JOINTLY ADMINISTERED CASES IN CHAPTER 11

CASE NAME:	EDGE PETROLEUM CORPORATION, ET AL
JOINT ADMINISTRATION CASE NUMBER:	09-20644

		DISBURSEMENTS
Entity	Case No.	Oct-09	Nov-09	Dec-09	Jan-10	Feb-10	Mar-10	Apr-10	Filing to Date
Edge Petroleum Exploration Company	09-20643	$240,588
Edge Petroleum Corporation	09-20644	0
Edge Petroleum Production Company	09-20645	0
Edge Petroleum Operating Company, Inc.	09-20646	5,914,026
Miller Oil Company	09-20647	0
Miller Exploration Company	09-20648	0

Total Disbursements

EXHIBIT A